Investor Presentation 1Q 2008 Exhibit 99.1

TEMPUR-PEDIC
welcome to bed
Changing the way the world sleeps!

Forward-Looking Statements
This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,”
“intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding increasing slots per store, growing brand awareness, strong cash flow generation, new products, unit share opportunities, new consumer segments, operating margins, research and development and new retail accounts, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.  Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the
Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the U.S. retail furniture channel; the Company’s dependence on its significant customers; the Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates, and rising commodity costs; the Company’s ability to protect and maintain its intellectual property; the Company’s ability to respond to regulatory requirements; the Company’s ability to retain members of its senior management team; the effects of increased interest rates; the effects of labor relations on business operations and costs; the effects of increased product return rates or a reduction in warranty reserves; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the
Securities and Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors".  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

TEMPUR-PEDIC
welcome to bed

*Changing the way the world sleeps!*

Overview
Worldwide leader in Premium Sleep, the fastest
growing segment of the ~$13 billion wholesale
mattress market
Global sales under the “Tempur-Pedic®” and
“TEMPUR®” trademarks in >70 countries
Products provide greater overall comfort
and better
quality sleep
Solid history of growth
Most profitable company in the industry
Over 25,000 health care professionals recommend
the brand

Tempur-Pedic Swedish Sleep System
Pressure & Pain Management
– 94% of owners experience a reduction in painful pressure
points
Open Cell Technology
Body Conforming & Support
– 92% of owners sleep better and wake more refreshed
Safe and Healthy
Maintenance Free
Source: Independent survey commissioned by Tempur-Pedic

➢

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| | ✓ | ✓ |
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| | ✓ | ✓ |
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| | ✓ | ✓ |

TEMPUR-PEDIC
welcome to bed

*Changing the way the world sleeps!*

Seasoned Management Team
Executive team has ~130 years managing large international businesses
Name Position Prior Experience
Consumer
Products Inter'l
Tom Bryant President & CEO CEO, Stairmaster Sports & Medical Products
President, Dunlop Maxfli
Johnson & Johnson
Rick Anderson EVP and President, VP, Gillette
North America Gillette/P&G
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa
Matt Clift EVP, Global Operations VP/GM Lexmark International
Lexmark/IBM
Dale Williams EVP & CFO CFO, Honeywell Control Products
CFO, Saga Systems
CFO, GE Information Services
Prior Experience

TEMPUR-PEDIC
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*Changing the way the world sleeps!*

6 Global Presence International Subsidiary International Third Party Domestic Subsidiary Domestic Third Party

TEMPUR-PEDIC
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*Changing the way the world sleeps!*

Domestic Sales
Healthcare
2%
Direct
10%
Retail
86%
Third Party
2%
Mattress
74%
Pillow
9%
Other
17%
1. Data represents results of full year 2007.
Domestic represents ~66% of total
sales with long-term growth
prospects
Products sold through four channels
with focus on established retail
accounts and new opportunities for
growth
US-based R&D center focused on
product development and targeting
new consumer segments
Brand building via advertising
campaign to drive market share
gains

TEMPUR-PEDIC

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*Changing the way the world sleeps!*

International Sales
Direct
3%
Healthcare
9%
Third Party
11%
Retail
77%
Mattress
61%
Pillow
19%
Other
20%
International represents ~34% of
total sales with long-term growth
prospects
Products sold through four channels
Products designed for unique,
regional preferences at European-
based R&D center
Building brand with large
advertising commitment
1. Data represents results of full year 2007.

TEMPUR-PEDIC
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Changing the way the world sleeps!

9 Vertically Integrated

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*Changing the way the world sleeps!*®

Denmark
(500K sq ft)
Duffield, VA
(500K sq ft)
Albuquerque, NM
(800K sq ft)
Manufacturing Facilities
Global, vertically integrated manufacturer
State of the art, highly automated, ISO-
certified plants
> $200 million invested
Goal: Improve output capacity every year
without significant new capital investment
1. Albuquerque facility is in the process of ISO certification

11 Building Brand Equity

TEMPUR-PEDIC
welcome to bed™

Changing the way the world sleeps!®

12 “Welcome To Bed” Marketing Campaign

Increasing Brand Awareness
86%
78%
73%
60%
44%
26%
20%
30%
40%
50%
60%
70%
80%
90%
2002 2003 2004 2005 2006 2007
Awareness %
1. Total Brand Awareness for mattresses based on study commissioned by Tempur-Pedic and completed in the first quarter of each year
2. Advertising and trade expenses FY 2002 through 3Q07. For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q07 results and the Company’s prior 10K and 10Q filings.
Global Marketing Investment
>$500 million
(since 2002)

Source: Independent survey commissioned by Tempur-Pedic
~95% Tempur-Pedic® consumers recommend the product
~65% of consumers recommended Tempur-Pedic up to 5 times
42% of consumers report someone purchased a Tempur-Pedic mattress as a result of their recommendation
Consumer Passion
95%
65%
18%
17%
42%
0%
20%
40%
60%
80%
100%
Recommend
Tempur-Pedic
1-5 times 6-10 times 11+ times Purchase
resulted from
recommendation

→

TEMPUR-PEDIC
welcome to bed
Changing the way the world sleeps!

Significant Unit Share Opportunity
–
Only represent ~2.3% of U.S. mattress units (‘07 est.)
Slots Very Low Versus % of Retail Sales
–
Gaining “slots” with new models, key price points
Investing in Marketing and Expanding Brand Awareness
Targeting Key New Consumer Segments
–
BellaSonna “Traditionalist” consumers
Targeting 77 Million Baby-Boomers
Selectively Adding New Retail Accounts
Growth Opportunities

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*Changing the way the world sleeps!*

Worldwide Mattress Net Sales
Growing brand awareness
Excellent profit for retailers
Targeted new stores
New products
Increasing slots per store
High volume per slot
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q07 results and the Company’s prior 10K and 10Q filings..
($ in millions)
$117
$156
$268
$433
$566
$769
$652
$0
$100
$200
$300
$400
$500
$600
$700
$800
2001 2002 2003 2004 2005 2006 2007

TEMPUR-PEDIC
welcome to bed

*Changing the way the world sleeps!*

Worldwide Net Sales
$222
$298
$479
$685
$837
$1,107
$945
$0
$200
$400
$600
$800
$1,000
$1,200
2001 2002 2003 2004 2005 2006 2007
($ in millions)
Revenue growth led by
mattresses
Strong growth both
Domestically and
Internationally
Historical growth all
organic
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q07 results and the Company’s prior 10K and 10Q filings..

TEMPUR-PEDIC
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*Changing the way the world sleeps!*

Gross Margin
Channel mix shift has driven
gross margin pressure
Albuquerque start-up primary
margin pressure in 2007
2007 is expected to be the trough
year for gross margin
84%
88%
90%
51%
50%
53%
53%
51%
49%
48%
64%
71%
73%
82%
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
2001 2002 2003 2004 2005 2006 2007
Domestic Wholesale % Gross Margin %
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q07 results and the Company’s prior 10K and 10Q filings..

Operating Income & Margins
$30
$41
$97
$244
$151
$191
$209
$0
$50
$100
$150
$200
$250
2001 2002 2003 2004 2005 2006 2007
($ in millions)
Operating leverage offsetting
most of the prior Gross
Margin erosion
Operating Margin will
improve with Gross Margin
stabilization and growth
Opportunities for SG&A
leverage over the long term
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q07 results and the Company’s prior 10K and 10Q filings..

TEMPUR-PEDIC
welcome to bed

*Changing the way the world sleeps!*

$35
$11
$33
$38
$85
$16
$37
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2001 2002 2003 2004 2005 2006 2007
Completed major capital
investments
Free cash flow opportunities
Cash cycle opportunities
($ in millions)
Capital Expenditures & Cash Flow
Capital Expenditures
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q07 results and the Company’s prior 10K and 10Q filings..

welcome to bed™

*Changing the way the world sleeps!*®

Investment Highlights
#1 In The Fast Growing Viscoelastic Market
1
#1 In The Fast Growing Premium Mattress Market
1
#1 In The Premium Pillow Market
1
#1 In International Operations of U.S. Bedding Manufacturers
2
#1 In The Industry For Profitability
3
#1 In U.S. Consumer Referrals for Mattresses
4
#1 In Retail Sales And Profit Per Sq Ft
4
1. Based on net sales, including management’s estimates of sales by companies that do not publicly report sales of viscoelastic mattresses and pillows, premium mattress and premium pillows.
2. Based on total company-owned foreign operations by U.S. based bedding manufacturers, including management’s estimates for companies that do not publicly report such information.
3. Based on total net income for all publicly reporting US mattress manufacturers.
4. Based on independent survey(s) commissioned by Tempur-Pedic® and management estimates.

Investor Presentation 1Q 2008